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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2005

POINT THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-19410 (Commission File Number)
125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110 (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (617) 933-2130

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/
/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/
/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 16, 2005, Point Therapeutics, Inc. ("Point") entered into a lease agreement with KNH Realty Trust, initially for approximately 15,000 square feet of office space at 155 Federal Street, Boston, MA. The lease term begins on June 15, 2005 and expires on June 14, 2010. Point will be relocating its corporate headquarters from 125 Summer Street, Boston MA to the new location at 155 Federal Street, Boston, MA in June 2005.
Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.
10.01 Lease Agreement by and between KNH Realty Trust and Point Therapeutics, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT THERAPEUTICS, INC.
March 17, 2005	By:	/s/ DONALD R. KIEPERT, JR. Name: Donald R. Kiepert, Jr. Title: President, Chief Executive Officer

EXHIBIT INDEX

        The following exhibits are filed herewith:

Exhibit	Description
10.01	Lease Agreement by and between KNH Realty Trust and Point Therapeutics, Inc.

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SIGNATURES
EXHIBIT INDEX